Related party transactions	12 Months Ended
Dec. 31, 2023
Disclosure of transactions between related parties [abstract]
Related party transactions

29. Related party transactions

Since January 1, 2021, we have engaged in the following transactions with our directors, executive officers or holders of more than 10% of our outstanding share capital and their affiliates, which we refer to as our related parties.

In 2022, the Company agreed to pay Gladstone Consultancy Partnership, a company controlled by the Company’s Non-Executive Chairman, Iain Ross, £60 thousand (plus any applicable value added tax) for consulting and advisory services provided by Mr. Ross. Gladstone Consulting Partnership is no longer being engaged by the Company in 2023.

Key management are considered to be Directors of the Group. Directors' compensation is discussed in Item 6